77Q1(e)

1.  Management Agreement with American Century Investment Management,
Inc. effective August 1, 2008, Filed as Exhibit 99 (d)(1) to Form
485B  Post-Effective  Amendment No. 52 to  the  Registrant's
Registration  Statement filed on Form N-1A 10/28/08, effective
11/01/08, and incorporated herein by reference.